First Community Bankshares, Inc. (NASDAQ: FCBC) Announces Acquisition of Hometown Bancshares, Inc.

July 21, 2025

Compliance Disclosures

First Community Bankshares, Inc.

Important Information for Shareholders

This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, First Community Bankshares, Inc. ("First Community or FCBC") will file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC"), which will contain the proxy statement of Hometown Bancshares, Inc. ("Hometown") and a prospectus of First Community. Shareholders of Hometown are encouraged to read the registration statement, including the proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the proposed transaction, Hometown, and First Community. After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be mailed to Hometown shareholders and will be available for free on the SEC's website (www.sec.gov) and First Community's website at https://ir.fcbresource.com under the tab "SEC Filings". The proxy statement/prospectus will also be made available for free by contacting the Corporate Secretary of First Community at P.O. Box 989, Bluefield, Virginia 24605-0989; telephone (276) 326-9000. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Transactions

First Community, Hometown and their respective directors, executive officers and certain other members of management and employees may be deemed "participants" in the solicitation of proxies from Hometown's shareholders in favor of the merger with First Community. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Hometown shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of First Community in its Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 7, 2025, and in its definitive proxy statement filed with the SEC on March 10, 2025. You can find information about Hometown's executive officers and directors by accessing Hometown's website at www.hometownbanc.bank under the tab "About Union Bank" and then under the heading "About Us". You can obtain free copies of these documents from First Community using the contact information above.

Legal Disclaimer

First Community Bankshares, Inc.

Forward-Looking Statements

Certain of the statements made in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the intent, belief, or current expectations of First Community's management regarding the company's strategic direction, prospects, or future results or the benefits of the proposed transaction, are subject to numerous risks and uncertainties. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of First Community and Hometown and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Community and Hometown. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the cost savings and revenue synergies anticipated in connection with the proposed transaction may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed transaction with customers, suppliers, or employee or other business relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement and plan of merger, (4) the risk of successful integration of the two organizations' businesses, (5) the failure of Hometown shareholders to approve the proposed transaction, (6) the amount of costs, fees, expenses, and charges related to the proposed transaction, (7) the ability to obtain required governmental and regulatory approvals for the proposed transaction, (8) reputational risk and the reaction of the parties' customers to the proposed transaction, (9) the failure of the conditions to closing of the proposed transaction to be satisfied, (10) the risk that the integration of Hometown's operations with those of First Community will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Community's issuance of additional shares of its common stock in the proposed transaction, (13) changes in management's plans for the future, (14) prevailing economic and political conditions, particularly in our market areas, (15) credit risk associated with our lending activities, (16) changes in interest rates, loan demand, real estate values, and competition, (17) changes in accounting principles, policies, or guidelines, (18) changes in applicable laws, rules, or regulations, and (19) other competitive, economic, political, and market factors affecting our business, operations, pricing, products, and services. Certain additional factors which could affect the forward-looking statements can be found in First Community's annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC's website at http://www.sec.gov. First Community and Hometown caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Community or Hometown or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Community and Hometown disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Overview of Hometown Bancshares, Inc. Acquisition

First Community Bankshares, Inc.

Acquisition Affirms Position as a Leading Financial Institution in the Central Appalachian Corridor

Pro Forma Company Snapshot	$3.6B	$2.6B	$3.0B	83%	0.80%	60
	Total Assets	*Total Loans*	*Total Deposits*	*Loans / Deposits*[(1)]	*Cost of Deposits*[(1)]	*Branches*

Value-Driven Acquisition[(2)]

7.2% *EPS Accretion (2026E)*[(3)]	**1.3 Yrs.** *TBV Earnback Period (Crossover Method)*	**15%+** *Internal Rate of Return (IRR)*
7.9% *EPS Accretion (2027E)*[(3)]	**(1.7)%** *TBV Dilution (At Close)*	**11.9%** *TCE / TA Ratio*[(4)] *(2026E)*

Consolidating Dominance in West Virginia



FCBC (52)
Hometown Bancshares, Inc. (8)
WEST VIRGINIA
Charleston
Richmond
VIRGINIA
Winston-Salem
Virginia
Knoxville
NORTH CAROLINA

Source: S&P Capital IQ Pro, financial data as of 3/31/2025 (for FCBC) and 6/30/2025 (for Hometown), market data as of 7/18/2025
(1) Bank-level call report data
(2) Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses
(3) EPS based on average Street estimates in 2026 and FCBC management estimates in 2027
(4) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation in the Appendix of this presentation

Transaction Rationale

Strategically Compelling	- Complements existing footprint and provides continuity across Northern West Virginia - Aligns with FCBC's strategic focus on low-cost core deposit growth - Expands FCBC's accessibility to the Parkersburg, Marietta, and Vienna markets
Financially Attractive	- Strong, low-cost core deposit franchise with a low risk profile (48% loan / deposit ratio) - High single-digit EPS accretion with minimal tangible book value per share dilution - Achievable results with conservative projections - Accretive to ROAA, ROAE, and ROATCE - Hometown's securities portfolio to be marked and liquidated at close
Low Risk	- Low execution risk driven by FCBC's integration track record, expertise and experience in adjacent markets - Hometown reflects only 12% of FCBC's standalone assets - Post-closing capital and liquidity levels projected to remain robust, ensuring continued financial flexibility

Source: S&P Capital IQ Pro as of 3/31/2025 (for FCBC) and 6/30/2025 (for Hometown), FDIC Summary of Deposits as of 6/30/2024

Transaction Terms

First Community Bankshares, Inc.

Transaction	FCBC acquires 100% of Hometown Bancshares, Inc. ("Hometown") outstanding common stock
Merger Consideration	100% stock consideration Fixed exchange ratio of 11.706 shares of FCBC common stock for each share of Hometown common stock
Transaction Value	Aggregate consideration of $41.5[(1)(2)] million, or $472.10 per share
Pricing Multiples[(2)(3)]	Price / Tangible Book Value: 158% Price / Earnings (LTM): 7.9x Core Deposit Premium: 4.7% Pay-To-Trade Ratio: 73%
Pro Forma Ownership	95% FCBC / 5% Hometown
Required Approvals	Subject to the receipt of Hometown shareholder approvals, required regulatory approvals and other customary closing conditions
Expected Closing	Early Q1 2026

(1) Based on 87,934 outstanding shares of Hometown Bancshares, Inc. common stock
(2) Based of FCBC's trading price of $40.33 as of 7/18/2025
(3) Based on aggregate values; financial data as of 6/30/2025; Denotes C-Corp. equivalent metric

Key Transaction Assumptions

First Community Bankshares, Inc.

Expected Cost Savings	30% of Hometown's non-interest expense – 75% realized in 2026 and 100% thereafter
Merger & Integration Costs	Approximately $5.1 million in combined pre-tax merger expenses
Loan Mark & CECL	~$2.9 million gross loan credit mark or ~1.7% of Hometown's total loans – Non-PCD: ~$1.7 million, accreted into earnings straight-line over 3.6 years – PCD: ~$1.3 million Assumes a day two CECL reserve on the non-PCD credit mark equal to the non-PCD loan mark (CECL double count)
Interest Rate Marks	$2.4 million write-down on Hometown's gross loans, or 1.4%, accreted straight-line over 3.6 years $0.6 million write-down on Hometown's time deposits, or 1.3%, amortized straight-line over 0.3 years
Core Deposit Intangible	$12.4 million or 3.8% of Hometown's core deposits, amortized straight-line over 10 years
Balance Sheet Repositioning	Assumes sale of $191.0 million of AFS securities at fair value of $177.8 million
Revenue Synergies	Identified but not included in financial model

Pro Forma Impact

First Community Bankshares, Inc.

	Estimated Financial Impact[1]	Estimated Impact Excluding Rate Marks/CDI/CECL[2]
Earnings Impact	**7.2%** 2026 EPS Accretion / (Dilution)[3]	**8.2%** 2026 EPS Accretion / (Dilution)[3]
	7.9% 2027 EPS Accretion / (Dilution)[3]	**8.1%** 2027 EPS Accretion / (Dilution)[3]
TBV Impact	**(1.7)%** TBV Accretion / (Dilution)	**(0.2)%** TBV Accretion / (Dilution)
	1.3 Yrs. *TBV Earnback Period (Crossover Method)*	**0.2 Yrs.** *TBV Earnback Period (Crossover Method)*
Pro Forma Capital (2026E)	**11.9%** TCE / TA Ratio[4]	**12.0%** TCE / TA Ratio[4]
	11.0% Leverage Ratio[5]	**11.1%** Leverage Ratio[5]

Note: Estimated financial impact is presented for illustrative purposes only. Includes purchase accounting marks and transaction related expenses. Pro Forma data is subject to various assumptions and uncertainties. See disclaimer "Forward-Looking Statements" and page 7 for key transaction assumptions.

(1) Includes impact of all purchase accounting marks outlined on page 7
(2) Assumes removal of all purchase accounting rate marks (loans, time deposits, CDI, etc.) and double count related to CECL adoption outline on page 7
(3) EPS based on average Street estimates in 2026 and FCBC management estimates in 2027
(4) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation in the Appendix of this presentation.
(5) Denotes bank-level metric

Overview of Hometown Bancshares, Inc.

First Community Bankshares, Inc.

Franchise Overview

- Hometown Bancshares, Inc. is headquartered in Middlebourne, West Virginia and is the holding company for Union Bank, Inc.
- Formerly known as Union Bank of Tyler County, Union Bank, Inc. is an independent community bank founded in 1947
- In 1998, management assembled an investor group to repurchase the bank from WesBanco, Inc.
- Operates 8 banking locations throughout the Mid-Ohio Valley

Geographic Footprint



Hometown Bancshares, Inc. (8)
New Martinsville
Hundred
Sistersville
Middlebourne
St. Marys
Pennsboro
Ellenboro
Harrisville
WEST VIRGINIA

Financial Highlights[1]

Balance Sheet ($MM)		LTM Profitability (%)	
Assets	$402,300	ROAA[2]	1.38%
Gross Loans HFI	$175,707	ROAE[2]	17.67%
Deposits	$365,906	Net Interest Margin	3.07%
Loans / Deposits (%)	48.0%	Efficiency Ratio	51.1%
		Cost of Deposits	1.14%

Capital Ratios (%)		Credit Quality (%)	
TCE / TA[2][3]	6.59%	Reserves / Gross Loans	0.80%
Leverage Ratio	9.61%	NPAs / Assets (Excl. TDRs)	0.21%

Standalone Market[3]

Rank	Institution (State)	Number of Branches	Deposits in Market	Market Share
1	Hometown Bancshares, Inc. (WV)	8	$ 334,404	30.4%
2	WesBanco Inc. (WV)	4	$ 229,015	20.8%
3	Peoples Bancorp Inc. (OH)	2	$ 153,695	14.0%
4	Tri-County Bancorp Inc. (WV)	2	$ 79,145	7.2%
5	Pleasants County Bkshs Inc (WV)	2	$ 66,691	6.1%
6	Huntington Bancshares Inc. (OH)	1	$ 60,772	5.5%
7	Heritage Bancshares Inc. (WV)	1	$ 49,689	4.5%
8	First MHC (OH)	1	$ 45,008	4.1%
9	Citizens Financial Corp. (WV)	1	$ 44,517	4.0%
10	Burke & Herbert Finl Svcs Corp (VA)	1	$ 37,344	3.4%
	Total For Institutions In Market	*23*	*$ 1,100,280*	*100.0%*

Source: S&P Capital IQ Pro as of 6/30/2025, FDIC Summary of Deposits as of 6/30/2024
(1) Bank level data; metrics are C-Corp. adjusted where noted
(2) Denotes C-Corp. adjusted holding company metric
(3) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation in the Appendix of this presentation.
(4) Standalone market includes Pleasants, Ritchie, Tyler and Wetzel counties

Pro Forma Loan & Deposit Composition(1)

First Community Bankshares, Inc.

Loan Composition

FCBC



$2.4B
Multifamily 8.1%
Non-Owner Occupied CRE 20.7%
Owner-Occupied CRE 13.7%
Commercial & Industrial 9.0%
Farm & Ag. 1.1%
Consumer 3.3%
Other 2.2%
Construction & Development 3.1%
1-4 Family 38.6%

Hometown



$176M
Multifamily 7.9%
Non-Owner Occupied CRE 10.1%
Owner-Occupied CRE 9.1%
Commercial & Industrial 6.2%
Farm & Ag. 3.2%
Consumer 3.2%
Other 17.9%
Construction & Development 2.7%
1-4 Family 39.8%

Pro Forma



$2.6B
Multifamily 8.1%
Non-Owner Occupied CRE 20.0%
Owner-Occupied CRE 13.4%
Commercial & Industrial 8.8%
Farm & Ag. 1.3%
Consumer 3.3%
Other 3.3%
Construction & Development 3.1%
1-4 Family 38.7%

FCBC	Hometown	Pro Forma
MRQ Loan Yield: 5.12%	MRQ Loan Yield: 5.99%	MRQ Loan Yield: 5.18%

Deposit Composition

FCBC



$2.7B
MMDA 36.8%
Savings 21.1%
CDs < $100k 5.6%
CDs > $100k 3.0%
Noninterest-Bearing Demand 33.1%
NOW & Interest-Bearing Demand 0.4%

Hometown



$366M
NOW & Interest-Bearing Demand 40.3%
MMDA 15.9%
Savings 17.3%
CDs < $100k 4.1%
CDs > $100k 7.6%
Noninterest-Bearing Demand 14.8%

Pro Forma



$3.1B
MMDA 34.3%
Savings 20.7%
CDs < $100k 5.5%
CDs > $100k 3.6%
Noninterest-Bearing Demand 30.9%
NOW & Interest-Bearing Demand 5.1%

FCBC	Hometown	Pro Forma
MRQ Cost of Deposits: 0.74%	MRQ Cost of Deposits: 1.14%	MRQ Cost of Deposits: 0.80%
Loan / Deposit Ratio: 88.2%	Loan / Deposit Ratio: 48.0%	Loan / Deposit Ratio: 83.4%

Source: S&P Capital IQ Pro; financial data as of 3/31/2025 (for FCBC) and 6/30/2025 (for Hometown)
(1) Bank-level call report data; excludes purchase accounting adjustments

Comprehensive Due Diligence Process

First Community Bankshares, Inc.

- Experienced acquiror and integrator
  - Conversion professionals collectively bring over 100 years of experience, with an average tenure of 30 years with FCBC
- Leveraged FCBC's diligence team across key focus areas
- Performed a comprehensive diligence review encompassing all critical business functions
- Extensive evaluation of loans and deposits
  - Reviewed 41% of Hometown's loan portfolio
  - Conducted individual credit review of 107 portfolio samples
  - Assessed the stability of key deposit relationships

Proven Capacity for Disciplined M&A Execution[1]

	Surrey Bancorp	highlands
Announcement Date:	November 18, 2022	September 11, 2019
Completion Date:	April 21, 2023	December 31, 2019
Branch Locations:	NC, VA	NC, TN, VA
Branches:	7	14
Assets:	$499,789	$611,721
Loans:	$248,767	$452,453
Deposits:	$435,882	$518,444

Due Diligence Focus Areas

- Financial, Tax & Accounting
- Lending, Credit & Deposits
- Risk Management & Compliance
- IT, Systems & Cybersecurity
- Operations

Source: S&P Capital IQ Pro
(1) All dollars in thousands; financial data as of most recent quarter prior to transaction announcement

Future Direction & Vision

First Community Bankshares, Inc.

Continue the Passionate Pursuit of Excellence in Community Banking

Customers

- Gain deeper insights into customer needs and preferences by further investment in core deposit growth and data driven decision-making
- Design and implement products and services that emphasize practical solutions to known customer needs
- Build the brand through continuous support of nonprofit organizations that effectively serve the community

Shareholders

- Focus on driving strong, sustainable returns that maximize long-term value to our shareholders
- Committed to making strategic investments that drive profitability and support sustainable growth
- Provide ongoing shareholder value through a routine process of quarterly cash dividends, regular share repurchases, and occasional special dividends

Employees

- Work diligently to recognize the value of exceptional talent
- Set clear expectations and provide robust training that prepares team members for their current roles and future aspirations
- Insist that employees exercise their full authority, demand accountability, and celebrate and reward achievement

Conclusion

- Logical market expansion in Northern West Virginia
- Low execution risk reinforced by conservative assumptions
- Further strengthens FCBC's community banking franchise
- Prudent and value-driven utilization of capital

Driving Long-Term, Sustainable Value Creation

Total Shareholder Return Since 2015 (1)



273.8%
102.9%
168.9%
First Community Bankshares, Inc.
KRE Bank Index (2)
$1B to $5B Public Banks (3)

Source: S&P Capital IQ Pro; market data as of 7/18/2025
(1) Total shareholder return represents cumulative price change with dividends reinvested
(2) KRE Bank Index denotes S&P SPDR U.S. Regional Bank ETF
(3) $1B to $5B includes all banks headquartered nationwide and listed on NASDAQ/NYSE


First Community Bank

Appendix

FCBC Non-GAAP Reconciliation: TCE / TA

($ in thousands)	**Including Rate Marks/CDI/CECL[(1)]**	**Excluding Rate Marks/CDI/CECL[(2)]**
	FCBC 12/31/2026	**FCBC 12/31/2026**
Total common shareholders' equity	$585,518	$587,260
Less: goodwill and other intangible assets	177,874	174,535
Tangible common equity (TCE)	$407,644	$412,724
Total assets	$3,610,600	$3,610,999
Less: goodwill and other intangible assets	177,874	174,535
Tangible assets (TA)	$3,432,727	$3,436,464
Tangible common equity / tangible assets (TCE / TA)	**11.9%**	**12.0%**

(1) Includes impact of all purchase accounting marks outlined on page 7
(2) Assumes removal of all purchase accounting rate marks (loans, time deposits, CDI, etc.) and double count related to CECL adoption outline on page 7

Hometown Non-GAAP Reconciliation: TCE / TA

First Community Bankshares, Inc.

($ in thousands)	**Hometown 6/30/2025**
Total common shareholders' equity	$29,399
Less: goodwill and other intangible assets	7,067
Plus: DTA on investments	3,464
Plus: ESOP loan guarantee	511
Tangible common equity (TCE)[1]	$26,307
Total assets	$402,332
Less: goodwill and other intangible assets	7,067
Plus: DTA on investments	3,464
Plus: ESOP loan guarantee	511
Tangible assets (TA)[1]	$399,240
Tangible common equity / tangible assets (TCE / TA)[1]	**6.59%**

(1) C-Corp. adjusted holding company metric

PO Box 989
Bluefield, VA 24605
(276) 326-9000